JPMorgan
Healthcare Conference

January 7, 2008

Exhibit 99

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the periods ended March 30, 2007, June 30,
2007 & Sept. 30, 2007, the Form 10-K for the fiscal year ended December 31, 2006 and current report on Form 8-K dated March 30, 2007 and in other documents that we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Forward-Looking Statements

The “New” HealthSouth

With our turnaround complete and the regulatory uncertainty
resolved, our focus is now on executing our strategic plan and growing EPS.

Our Goal: To be the preeminent specialty provider of inpatient rehabilitative care in the U.S. through:

clinical, service and operational excellence;

growing market share in existing markets;

building new hospitals in new markets; and

acquiring, or joint-venturing with, competitors.

Longer term, we will evaluate expanding into other,
complementary post-acute services on an opportunistic basis.

Current Portfolio and Services

Current Portfolio:

94 inpatient rehabilitation hospitals
(“IRH”)

Also have:

6 LTCH Hospitals

25 Licensed Home Health Agencies

Major IRH Services Offered:

Specialized nursing care (24/7)

Three-hours intensive therapy per day
(minimum)

Physical Therapy

Occupational Therapy

Speech Therapy

Physician (Medical Director) oversight

Key Investment Considerations:

Regulatory uncertainty resolved

Demand for services expected to grow

Leadership franchise in I/P rehabilitative care

Strong cash flows

EPS growth

* Adjusted Consolidated EBITDA - see appendix

Regulatory Uncertainty Resolved
75% “60% Rule”

Permanent regulatory relief (S.2499):

Threshold permanently “frozen” at 60%                                                 Positive          Positive       Positive

Co-morbidities permanently included                                                          N/A                       Positive       Positive

Pricing “rolled back” to 3Q’07 levels                                                              Negative      Negative         N/A

Effective:  April 1, 2008 until September
30, 2009

No pricing adjustments for hip/knee                                                              N/A              N/A                       N/A
replacements or hip fractures

Implications at 60% vs Full
Implementation at 75%

    ’08                       ’09                    ’10

Anticipated HLS impact:  While “freeze at 60% ” is a long-term positive, the pricing “roll-back” will cause margin compression in ’08 & ’09.

Specific ’08 guidance will be included in February’s Earnings Release
Conference Call

30
25
20
15
10
5
0
% Population
2000
2010
2020
2030
2040
2050

512,160
563,000
627,000
2004
2010(E)
2015(E)

HEALTHSOUTH

Projected percentage of US population

65 years or older through 2050 (1)

(1) Source: US Census Bureau, 2004

(2) Source: Medicare Provider Analysis and Review File (2004); Claritas

Projected Medicare Compliant Case Growth (2)

+ 22%

Attractive Industry
Aging Demographics = Increased Demand

Demand for post-acute services will increase
as the U.S. population ages

“Compliant Cases” are expected to grow
~2% per year for the foreseeable future, creating
an attractive market.

Total Number of IRFs
1,231

Free-Standing Hospitals
217 (18%)

- HLS
  94
- All Others
  123

In-Hospital Units
1,014 (82%)

- For-Profit
  185
- NFP & Gov't
  829

HEALTHSOUTH

(1) Source: Report to Congress: Medicare Payment Policy; March 2007, MedPAC analysis of Providers of service files from CMS

(2) Typically a 15-30 bed unit/department of an acute care hospital

Inpatient rehabilitation is HLS’ core business -vs- one of many,

  secondary services provided by acute-care hospitals

HLS not challenged by Bad Debt, CAPEX issues facing
acute-care hospitals

HLS can attract patients from multiple referral sources

Consolidation opportunities will be pursued

Attractive Industry
Fragmented Provider Base = Opportunities

1

2

30
28
26
24
22
20
18
16
14
30
25
Health South Average
National Average

FIM Gain – Functional Independent Measurement based on an 18 point assessment

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.59
2.23
Health South Average
Benchmark *

LOS Efficiency - Functional gain divided by length of stay

HEALTHSOUTH

FIM Gains

LOS Efficiency

Source:  UDSmr Database –On Demand
Reports  - Q2 2007

*Benchmark = Risk Adjusted Expectancy

Leadership Franchise
Value Proposition = Quality of Care

| | | |
|---|---|---|
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |

| | | | |
|---|---|---|---|
| | | | |
| | | | |

HEALTHSOUTH

IRHs provide a Higher Level of Service…

Leadership Franchise
Differentiation = Better Outcomes at Comparable Costs

8 consecutive hours per day (min.)

24 hours per day

RN oversight and availability

None

Rehabilitation specialty expertise

Nursing training, expertise

2.5 – 4.0

5.0 to 7.5

Nursing hours per patient per day

Not required

Required

MD or DO designated as

Rehabilitation Director

Not required

Required

Multi-disciplinary team approach;

coordinated Program of Care

Once every 30 days (min.)

4+ times per week

Attending physician visits

Nursing Home

Inpatient Rehabilitation Hospital

Service

at Comparable Cost …

~$400

~$900

Average Cost/Day

~$12,000

~30

Nursing Home

~$13,500

~15

Inpatient Rehabilitation Hospital

Average Cost / Admission

Average LOS

TEAMWORKS
ONE TEAM ONE VISION

- ✓
- ✓
- ✓
- ✓
- ✓
  - –
  - –

HEALTHSOUTH

Earnings Growth
“Roadmap” to EPS Growth

1.     Pay down debt

2.     Invest in existing IRH platform

Sales & Marketing

Non-Clinical Support Costs

Human Capital

Clinical

Service

Re-furbish existing hospitals

Add capacity (as warranted)

          2008              2009             2010+

–

Earnings Growth
“Roadmap” to EPS Growth (cont’d)

3.

Develop “de-novo hospitals” in new
and existing markets

Goal: Launch 5/yr

CAPEX per 40-bed IRH:

HLS-financed = $15-20M

Off-Balance Sheet = $3-5M

Approx 18 mos. to permit/ build
+ 6 mos. to “ramp-up”

4.

Seek to consolidate existing markets

Goal: Consummate 3/yr

5.

Seek inpatient rehab acquisitions

6.

Expand into complementary post-
acute services

         2008               2009              2010+

Earnings Growth
“Roadmap” to EPS Growth (cont’d)

               Key Assumptions:

SS Discharges: 2+%/yr

Pricing: 2-3%/yr

SW&B: 3-4%/yr

G&A: 4.75% of Net Revenue

Other Op Expense: = Inflation

Interest Expense: $200-210M

            (at current debt levels)

Federal Income Taxes: $0

            (for foreseeable future)

Derivative Proceeds: TBD

“Restructuring”: $~25M in ‘08

Comments:

Primary operational focus (TeamWorks)

Beginning in Q409 (S.2499 “rolls-back” pricing
from Q208 thru Q309)

Higher in 2008 due to investment (“catch-up”) to
make Benefits competitive

Target: End-of-Year 2008

Operational focus (TeamWorks)

Cash payments are lower ($185-195M)

(at current debt levels)

NOL’s ($~2.5B)

Will be used to re-pay debt; expect in 2009

Fees related to pursuit of Derivative proceeds

(a)

(a) Targeted rate of 4.75% (not including 123R costs)

TAX LOSSES AVAILABLE FOR FUTURE YEARS ~ $2.5 BILLION

                     -  No Federal Taxes for foreseeable future

Solid Financials
Strong Cash Flow

Significant turnaround from 2006
FCF = ($208M)

All Settlement Payments completed
by 12/31/07

FCF will be used for:

Reducing debt

Upgrading existing hospitals

Building new hospitals

Acquiring competitors

Note: Consolidations/JVs typically
do not require any CAPEX

Free Cash Flow

Nine Months ended 9/30/07

(a) Q3 Total of G&A to all revenues (continuing and discontinuing)

(b) Targeted rate of 4.75% (not including 123R costs)

(c) $190M cash run-rate post tax refund proceeds

(d) Before Preferred Stock Dividend

(in millions)

at 5.6%

(a)

of Rev.

at 5.2%

(b)

of Rev.

Adj. Consol. EBITDA

236.0

$

236.0

$

Source Medical Gain

(8.6)

(8.6)

Add: Normalization of G&A

33.6

38.9

Sub-total

261.0

$

266.3

$

Less: Capital expenditures (Maintenance)

(25.2)

(25.2)

Cash interest cost

(c)

(142.5)

(142.5)

Excess

(d)

93.3

$

98.6

$

Normalized

Gen & Admin Expense

Debt Balance

(in millions)

Debt Balance December 31, 2006                                   $3,402.3

Debt Balance September 30, 2007                                 $2,400.7

Post Sept 30, 2007:

Additional Proceeds from Outpatient Sale                            $    23.0

Tax Refund (Portion used to pay down debt)                    $  405.0

Final SEC & CMS/DOJ Payments                                                  ($  47.3)

Derivative Proceeds from Litigation                                             TBD

DEBT BALANCE POST SEPT 30, 2007 ~$2 BILLION

Solid Financials
Ongoing Debt Reduction

10.75% Senior Notes

Purchased ~$51M of
Notes during Sept/ Oct
timeframe at an average
price of 103.80

Will continue to
opportunistically look at
high cost debt to be
retired

Investment Considerations

Focused management: proven track record of achieving results

Attractive industry: demand for post-acute services expected to grow

(favorable demographics)

Leadership Franchise: largest specialty provider of inpatient rehabilitative care in the U.S.

Differentiation through single specialty focus (quality)

Earnings growth: through organic and disciplined development initiatives

Strong cash flows: shareholder value enhanced through strategic use of FCF

Focus: Growing EPS

Appendix

Three Months Ended

September

30,

Nine Months Ended

September

30,

2007

2006

2007

2006

(In Millions)

Net income (loss)

$

287.6

$

(76.1)

$

699.2

$

(55

3.7)

(Income) loss from discontinued operations

(37.6)

18.0

(475.7)

35.4

Provision for income tax (benefit) expense

(281.1)

2.1

(288.2)

21.0

Loss on interest rate swap

21.4

28.7

6.8

13.9

Interest expense and amortization of debt discounts

and fees

60.2

56.8

177.9

176.8

Loss on early extinguishment of debt

2.2

–

19.9

365.6

Government, class action, and related settlements

3.9

28.4

(31.7)

49.9

Net noncash loss on disposal of assets

0.6

1.1

2.2

5.3

Impairment charges

0.

4

–

15.1

–

Depreciation and amortization

19.9

20.7

57.8

63.3

Professional fees

—

accounting, tax, and legal

9.2

23.1

44.3

99.4

Compensation expense under FASB Statement

No.

123(R)

2.0

3.6

8.1

11.6

Restructuring activities under FASB S

tatement No.

146

–

–

–

0.3

Sarbanes

-

Oxley related costs

–

0.9

0.3

4.2

Adjusted Consolidated EBITDA

(1)*

$

88.7

$

107.3

$

236.0

$

293.0

(1)

Adjusted Consolidated EBITDA is a non

-

GAAP financial measure. We believe it is useful to investors as it is used in our

covenant calculations under our Credit Agreement.

Adjusted Consolidated EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to ne

t

income (

loss

)

or to cash flows from operating,

investing, or financing activities. Because Adjusted Consolidated EBITDA is not a measure determined in accordance with generally accepted accounting principles and is susceptible to varying calculations, Ad justed Consolidated EBITDA, as

presented, may not be comparable to other similarly titled measures presented by other companies.

Appendix (cont'd)

Our Credit Agreement allows certain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being on

going costs once the Company has completed its restructuring.

After consummation of the divestitures of our surgery centers, outpatient, and diagnostic divisions, and in accordance with our Credit Agreement, Adjusted Consolidated EBITDA is calculated to gi ve effect to each divestiture, including adjustments

for the allocation of corporate overhead to each divested division.

However, these allocations are estimates and are not

necessarily indicative of the Adjusted Consolidated EBITDA that would have resulte

d had the applicable divisions been

divested as of the beginning of each period presented. Accordingly, t hese adjustments are not included in the above table.

In

addition, we are allowed to add other income, including interest income, to the calculation of

Adjusted Consolidated

EBITDA under our Credit Agreement. This includes interest income associated with our federal income tax recovery. This amount has not been included in the above calculation as it would not be indicative of our Adjusted Consolidated E

BITDA

for future periods.

Adjusted Consolidated EBITDA for the three and nine months ended September 30, 2007 includes an $8.6 million gain on the

sale of our

remaining

investment in Source Medical Solutions, Inc. Adjusted Consolidated EBITDA for the three

and

nine months ended September 30, 2006 includes

a

$35.0 million recovery of incentive bonuses from Richard M. Scrushy,

our former chairman and chief executive officer.

*

Adjusted

Consolidated EBITDA includes general and administrative

expenses for all

divisions. G

eneral and administrative

expenses approximated

6.4

%

and

8.

2

%

of consolidated net operating revenues

for the three and

nine

months ended

September

30, 2007

, respectively

.

However,

these percentages decrease by 60 basis points and 260 basis poin ts,

respectively

, if you include the revenues of the divisions reported in discontinued operations.